SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2020

WALGREENS BOOTS ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36759	47-1758322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WBA	The Nasdaq Stock Market LLC
2.875% Walgreens Boots Alliance, Inc. notes due 2020	WBA20	The Nasdaq Stock Market LLC
3.600% Walgreens Boots Alliance, Inc. notes due 2025	WBA25	The Nasdaq Stock Market LLC
2.125% Walgreens Boots Alliance, Inc. notes due 2026	WBA26	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On February 3, 2020, Walgreens Boots Alliance, Inc. (“Walgreens Boots Alliance”) and Tata Consultancy Services (“TCS”) issued a joint press release announcing that they have expanded their strategic partnership to advance the transformation of Walgreens Boots Alliance’s global information technology (IT) function by launching a new operating model for IT Run and Operational services, enabling Walgreens Boots Alliance to accelerate its digitalization program to advance innovation for customers, drive organizational efficiencies across the company and further reduce its cost base. The new global IT operating model is part of Walgreens Boots Alliance’s strategic priority to save to invest to grow, while managing costs efficiently under its transformational cost management program. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated in this Item 8.01 by reference.

Cautionary Note Regarding Forward-Looking Statements

All statements included in or incorporated by reference in this report that are not historical, including statements relating to Walgreens Boots Alliance’s ability to accelerate its digitalization efforts and the ability of the strategic partnership to contribute to Walgreens Boots Alliance’s transformational cost management program, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including those described in Item 1A (Risk Factors) of Walgreens Boots Alliance’s Form 10-K for the fiscal year ended August 31, 2019, regulatory filings made by TCS with applicable authorities and in other documents that Walgreens Boots Alliance or TCS files or furnishes with the Securities and Exchange Commission or other applicable authorities. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially. These forward-looking statements speak only as of the date they are made. Except to the extent required by law, each of Walgreens Boots Alliance and TCS does not undertake, and expressly disclaims, any duty or obligation to update publicly any forward-looking statement after the date of this report, whether as a result of new information, future events, changes in assumptions or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Joint Press Release of Walgreens Boots Alliance and TCS dated February 3, 2020

104	Cover Page Interactive Data (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREENS BOOTS ALLIANCE, INC.

Date: February 3, 2020	By:	/s/ Joseph B. Amsbary, Jr.
	Title:	Vice President and Corporate Secretary